UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Brooke Corporation

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SEC 1913 (3-99)

10950 Grandview Drive, Suite 600

Overland Park, KS 66210

Dear Shareholder:

On behalf of our Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of Shareholders of Brooke Corporation to be held at the Doubletree Hotel Overland Park – Corporate Woods, 10100 College Boulevard, Overland Park, Kansas on Thursday, April 28, 2005 at 10:00 a.m., Overland Park time (CDT).

The Notice of 2005 Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting.

Whether you own a few or many shares of stock of Brooke Corporation, it is important that your shares of stock be represented. Whether or not you plan to personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will provide assurance that your vote will be counted if you are unable to attend the meeting.

Sincerely,

April 8, 2005

Anita F. Larson

President and Chief Operating Officer

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 28, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Brooke Corporation, a Kansas corporation (the “Company”), will be held on Thursday, April 28, 2005 at 10:00 a.m., Overland Park time (CDT), at the Doubletree Hotel Overland Park—Corporate Woods, 10100 College Boulevard, Overland Park, Kansas. The Hotel is located just east of U.S. Highway 69 on the north side of College Boulevard. The meeting will be held for the following purposes:

1. To elect six directors to the Board of Directors of the Company for at term to expire at the next annual meeting of shareholders;

2. To ratify the appointment of Summers, Spencer & Callison, CPAs, Chartered as the Company’s independent auditor for the fiscal year ending December 31, 2005; and

3. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

Only shareholders of record at the close of business on March 30, 2005, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose. By returning your proxy promptly, you can help the Company avoid the expense of follow-up communications. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the proxy statement.

Please be advised that the Company is a controlled company of Brooke Holdings, Inc.

THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors

James H. Ingraham

Secretary

Overland Park, Kansas

April 8, 2005

BROOKE CORPORATION

10950 Grandview Drive, Suite 600

Overland Park, Kansas 66210

(913) 661-0123

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held April 28, 2005

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Brooke Corporation, a Kansas corporation (“we,” “us,” or the “Company”), for use at our Annual Meeting of Shareholders to be held at the Doubletree Hotel Overland Park—Corporate Woods, 10100 College Boulevard, Overland Park, Kansas, on Thursday, April 28, 2005 at 10:00 a.m., local time (CDT), and at any and all postponements or adjournments thereof (collectively referred to herein as the “Meeting”). This proxy statement, the accompanying form of proxy and the Notice of the Annual Meeting will be first mailed or given to our shareholders on or about April 8, 2005.

Because many of our shareholders may be unable to attend the Meeting in person, the Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

(1) read this proxy statement carefully;

(2) specify their choice in each matter by marking the appropriate box on the enclosed form of proxy (the “Proxy”); and

(3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

ABOUT THE MEETING

What is being voted on at the Meeting?

The Board is asking shareholders to consider and approve two items at this year’s Meeting:

(1) The election of six directors to the Board for a term to expire at the next annual meeting of shareholders; and

(2) A proposal to ratify the appointment of Summers, Spencer & Callison, CPAs, Chartered as the Company’s independent auditor for the fiscal year ending December 31, 2005.

Who can vote at the Meeting?

The Board set the close of business on March 30, 2005 as the record date for the Meeting. Only persons holding shares of our common stock, $.01 par value (“common stock”), of record at the close of business on March 30, 2005 are entitled to receive notice of and to vote at the Meeting. Each holder of common stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the Meeting. At the close of business on March 30, 2005, there were 9,482,108 shares of common stock outstanding. Therefore, there are a total of 9,482,108 votes that are entitled to be cast at the Meeting.

What constitutes a quorum for the Meeting?

A majority of the outstanding shares entitled to vote at the Meeting, represented in person or by proxy, constitutes a quorum for the Meeting. To establish a quorum, we need 4,741,055 of the votes entitled to be cast to be present, in person or by proxy. Votes cast in person or by proxy as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer’s shares of stock on one or more matters) on any proposal will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of the foregoing categories will be tabulated separately.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in your name in the records of our transfer agent, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in “street name,” that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by (1) filing with the Secretary of the Company, at the address indicated above, either a written notice of revocation or a duly executed Proxy bearing a later date, or (2) voting in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted Proxy. If you want to change or revoke your Proxy and you hold your shares in “street name,” contact your broker or the nominee that holds your shares. Any written notice of revocation sent to us must include the shareholder’s name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

Election of Directors. The election of each director nominee (Proposal One) requires the affirmative vote of a plurality of the outstanding shares of common stock present and entitled to vote at the Meeting. Our shareholders are not entitled to cumulate votes with respect to the election of directors.

Ratification of Appointment of Independent Auditor. The ratification of the appointment of Summers, Spencer & Callison, CPAs, Chartered as our independent auditor for the fiscal year ended December 31, 2005 (Proposal Two) requires the affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the Meeting.

Other Matters. If you hold your shares of stock in “street name,” your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such “broker non-votes” will, however, be counted in determining the existence of a quorum.

Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposal and, for all matters presented at the Meeting, broker non-votes will have no effect.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors consists of six members. At the Meeting, it is intended that the common stock represented by properly executed Proxies will be voted to elect Robert D. Orr, Leland G. Orr, Anita F. Larson, John L. Allen, Joe L. Barnes and Derrol D. Hubbard, the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board of Directors and all of the nominees have indicated a willingness to serve as a director if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his or her earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. Currently, the only family relationship among any of our directors is between Robert D. Orr and Leland G. Orr, who are brothers. Shawn T. Lowry and Michael S. Lowry, the Presidents of Brooke Franchise Corporation and Brooke Credit Corporation, respectively, are nephews of Messrs. Orr.

The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee. Our shareholders will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees. An affirmative vote by the shareholders approving the current slate of directors will put us in compliance with Securities and Exchange Commission and American Stock Exchange LLC listing policies regarding the required number of independent directors necessary to be on the Board.

THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS

DIRECTORS

The following table sets forth certain information with respect to our directors:

Name	Director Since	Age	Position
Robert D. Orr	1986	51	Director, Chairman of the Board of Directors and Chief Executive Officer

Leland G. Orr	1986	42	Director, Chief Financial Officer, Treasurer and Assistant Secretary

Anita F. Larson	2005	43	Director, President and Chief Operating Officer

John L. Allen	2001	56	Director

Joe L. Barnes	2003	51	Director

Derrol D. Hubbard	2001	49	Director

The following is a brief summary of the background of each director nominee:

ROBERT D. ORR, Director, Chairman of the Board and Chief Executive Officer, is our founder. Mr. Orr has served as a director and our Chief Executive Officer since our inception in 1986. He was our President from 1986 until 1991 and has been our Chairman of the Board since 1991. Prior to focusing full time as our Chairman of the Board and Chief Executive Officer beginning in 1996, Mr. Orr served as President of Farmers State Bank, Phillipsburg, Kansas, Chairman of the Board of Brooke State Bank, Jewell, Kansas, President of First National Bank, Smith Center, Kansas, and a self-employed insurance agent for American Family Insurance Company.

Mr. Orr is an honors graduate from Fort Hays State University in Hays, Kansas, with a Bachelor of Arts Degree in Political Science. He also completed the Graduate School of Banking program at the University of Colorado. Mr. Orr is the author of a book published in 2000 about the sale of insurance and financial services in the Internet age entitled Death of an Insurance Salesman?

LELAND G. ORR, Director, Chief Financial Officer, Treasurer and Assistant Secretary, has served as a director and officer since our inception in 1986. Mr. Orr has been our Chief Financial Officer since 1995, Treasurer since 1986, and Assistant Secretary since 2001. He served as our President from 2003 until January 2005 and as Secretary from 1986 until 2001. In addition to his other responsibilities, Mr. Orr manages our processing center in Phillipsburg, Kansas. Prior to assuming the role of our Chief Financial Officer, Mr. Orr served as President of Brooke State Bank, Jewell, Kansas, and as an accountant with Kennedy McKee and Company, LLP (formerly Fox & Company) in Dodge City, Kansas. He is a Certified Public Accountant and a member of each of the American Institute of Certified Public Accountants and the Kansas Society of Certified Public Accountants. Mr. Orr received a Bachelor of Science Degree in Accounting from Fort Hays State University in Hays, Kansas.

ANITA F. LARSON, Director, President and Chief Operating Officer, joined us in 1999. In January 2005, Ms. Larson was elected to our Board of Directors and appointed as our President and Chief Operating Officer. She was our General Counsel from 1999 until January 2005, Vice President from 2001 until January 2005, Secretary from 2001 until January 2005, and Assistant Secretary from 2000 until 2001. Prior to joining us, Ms. Larson was Vice President and Counsel of The Equitable Life Assurance Society of the United States, New York, New York, Chief Administrative Officer of First Security Benefit Life Insurance and Annuity Company of New York, and Second Vice President and Counsel of Security Benefit Group, Inc., Topeka, Kansas. Ms. Larson received a Bachelor of Arts Degree in English from the University of Kansas and a Juris Doctorate Degree from the University of Kansas School of Law.

JOHN L. ALLEN has been a director since January 2001. Mr. Allen has been the Chief Operating Officer of the Cincinnati Reds since 1999 and served as Managing Executive of such organization from 1996 to 1999 and as its Controller from 1995 to 1996. Prior to joining the Cincinnati Reds, Mr. Allen was employed by the Columbus Clippers, the Class AAA minor league affiliate of the New York Yankees, last serving as Director of Business Operations for that organization. Mr. Allen was previously employed by the accounting firms of Arthur Andersen in Kansas City, Missouri, and GRA, Inc. in Merriam, Kansas. He has a Bachelor of Science Degree in Accounting from Kansas State University and a Master’s Degree in Sports Management from The Ohio State University.

JOE L. BARNES has been a director since April 2003. Dr. Barnes is a practicing family physician within the Smith County Family Practice in Smith Center, Kansas. He is a native of Kansas and a licensed Kansas physician who has maintained his medical practice in the state since 1985. Dr. Barnes is a community leader, currently serving on the Smith County Development Committee. He has a Bachelor of Science Degree in Biology from Wichita State University and a Medical Doctorate from the University of Kansas School of Medicine.

DERROL D. HUBBARD has been a director since January 2001. Mr. Hubbard currently serves in various management capacities with several real estate, gaming and venture capital companies. Since 1998, his primary responsibilities have been as Real Estate Development Manager for R.D. Hubbard Enterprises, Inc. Mr. Hubbard is also President of DDH Enterprises, LLC, Double D Real Estate, Inc., H & H Development, LLC, Pinnacle Development, LLC, Pinnacle Development II, all of which are real estate businesses and several of which are involved in residential development around the Bighorn Golf Course in Palm Desert, California. Mr. Hubbard is also Vice President of HBH Investments, LLC which makes venture capital investments and is managing member of New Mexico Gaming, LLC, which operates and distributes gaming machines in New Mexico. For more than five years prior to 1998, Mr. Hubbard was managing officer of DBarD, Inc., a family corporation with agricultural operations in Kansas.

CORPORATE GOVERNANCE AND BOARD MATTERS

Policies and Procedures

The Audit Committee and the Board of Directors have approved several policies with respect to corporate governance including a General Governance policy and procedure, a Conflicts of Interest policy, an Insider Trading policy, a Whistle Blowing policy and an Ethics policy. The Ethics policy contains a “code of ethics” designed to promote compliance with applicable laws and regulations, and to promote integrity in business operations, decision-making and communications with the public. The “code of ethics” applies to all personnel, particularly officers, directors and managers, and requires them to conduct business and perform their job duties in a manner that reasonably promotes: honest and ethical conduct; full, fair, accurate and timely disclosure in public reports; and compliance with applicable governmental rules and regulations. The Whistle Blowing policy established by the Audit Committee and approved by the Board of Directors provides procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, and auditing matters, as well as the confidential, anonymous submission of concerns regarding questionable accounting or auditing practices.

Board and Committee Meeting Attendance and Annual Meeting Attendance

The Board held four meetings during the year ended December 31, 2004. Each incumbent director attended at least 75% of the aggregate of (a) the total number of meetings of the Board during 2004; and (b) the total number of meetings held by all committees of the Board on which the director served during 2004.

We encourage members of the Board of Directors to attend the annual meeting of shareholders. We do so by, among other things, holding our annual meeting of shareholders on the same date and immediately prior to the annual meeting of the Board of Directors. Four of six members of the Board of Directors attended the 2004 annual meeting of shareholders.

Committees of the Board of Directors

The Board has three committees: an Audit Committee, a Compensation Committee and an Executive Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, and the qualifications, independence and performance of our independent auditor. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for us. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was included as an appendix to our proxy statement for our annual meeting of shareholders held on April 22, 2004.

Since April 2004, the Audit Committee has been comprised of the following three members: John L. Allen, Joe L. Barnes and Derrol D. Hubbard. Mr. Barnes replaced Leland Orr as a member of the Audit Committee on April 22, 2004. Messrs. Allen, Barnes and Hubbard are independent, as that term is defined by American Stock Exchange LLC (“AMEX”) rules, and the constitution of the Committee complies with the independence standards established by AMEX and the applicable regulations of the Securities and Exchange Commission.

Our Board of Directors has determined that none of its members qualify as an audit committee financial expert as defined by applicable Securities and Exchange Commission regulations. The reason that the Board of

Directors has not appointed an audit committee financial expert is because it believes that the current members of the Audit Committee as a group have an understanding of Audit Committee functions, have the ability to understand financial statements and generally accepted accounting principles, have substantial business experience that results in financial sophistication, have the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves and have an understanding of internal controls and procedures for financial reporting. The Audit Committee’s charter grants the Audit Committee authority to retain advisors with financial expertise at the Company’s expense. Brooke Holdings, Inc., the controlling shareholder of the Company, and Board of Directors have encouraged the Audit Committee to retain such advisors if the Audit Committee, in its sole discretion, feels that such expertise is needed, or desired, and have encouraged the selection of advisors who meet the independence standards applicable to independent directors.

The Audit Committee met four times during the fiscal year ended December 31, 2004. All committee members attended each meeting.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management. In addition, the Audit Committee has discussed with the independent auditor of the Company the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountant required by Independence Standards Board Standard No. 1 and Section 121B(1) of the rules of the American Stock Exchange, has discussed with the independent accountant the independent accountant’s independence, and has discussed other matters as required by law and the Committee’s charter. Based on the review and discussions recited in this paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Audit Committee

John L. Allen

Joe L. Barnes

Derrol D. Hubbard

Compensation Committee

We formed a Compensation Committee during fiscal year 2001 which is comprised solely of independent directors. The purpose of the Compensation Committee is to provide assistance to corporate directors in fulfilling their responsibilities with respect to administration of our 2001 Compensatory Stock Option Plan.

Section 801 of the AMEX Corporate Governance Requirements exempts a controlled company (defined as a company with over 50% of the voting power held by an individual, group or other company) from the AMEX rules that require that (1) the compensation of the chief executive officer of an AMEX-listed company be determined, or recommended to the board or directors for determination, either by a compensation committee comprised of independent directors or by a majority of the independent directors on its board of directors, (2) the chief executive officer may not be present during voting or deliberations, and (3) compensation for all other officers must be determined, or recommended to the board of directors for determination, either by the compensation committee or a majority of the independent directors on the board of directors. Accordingly, as a controlled company with more than 50% of our voting power held by Brooke Holdings, Inc., we are not required to have officer compensation, including the compensation of the chief executive officer, determined or approved by a compensation committee or a majority of the independent directors on our Board of Directors. In April 2004, the Board of Directors revised the charter of the Compensation Committee and our Bylaws to provide that a duly authorized representative of the controlling company will determine compensation of directors and officers, including the chief executive officer. The independent directors serving on our Board of Directors and its Compensation Committee do not have the duty or the right to determine compensation of directors and officers. The charter does provide, however, that the Compensation Committee is to be informed of any executive compensation change no later than the next meeting of such Committee immediately after the change is made. Such provision enables the members of the Compensation Committee to discuss any changes and the rationale therefor with management and the controlling shareholder.

The members of the Committee are John L. Allen and Derrol D. Hubbard. Both Committee members attended the one meeting of the Committee held during the fiscal year ended December 31, 2004. See the Compensation Committee Report in this proxy statement under “Executive Compensation.”

Executive Committee

The purpose of the Executive Committee is to provide assistance to the Board of Directors through its power to act and adopt resolutions on administrative matters and its limited powers to act in emergency situations. In addition, the Board of Directors may delegate to the Executive Committee authority or responsibility to perform specific functions. The Executive Committee met 18 times during the fiscal year ended December 31, 2004. The members of the Committee are Robert D. Orr and Leland G. Orr. Both Committee members attended all meetings of the Committee.

Nomination of Directors

The Company does not have a nominating committee. As a controlled company within the meaning of the rules of AMEX, we are exempt from Section 804 of AMEX’s Corporate Governance Requirements which provides that Board of Director nominations must be either selected, or recommended for the Board’s selection, by either a nominating committee comprised solely of independent directors or by a majority of the independent directors. Our Bylaws provide that a duly authorized representative of the controlling company has the right to select nominees for our Board of Directors, elect directors when vacancies or newly created directorships occur, remove directors and determine the compensation of directors. Our Board of Directors does not have the duty or the right to select or recommend Board nominees, nor the right to elect, remove or determine the compensation of the members of the Board of Directors.

Because of its status as a controlled company, we have not adopted a written policy regarding the consideration of candidates recommended by shareholders other than Brooke Holdings, Inc. or the specific minimum requirements with respect to nominees’ qualities and skills other than those relating to director independence, as required by the Securities and Exchange Commission and AMEX. The desires of the controlling company and the need to meet independence standards imposed by law and the rules of AMEX are the primary factors in determining nominees for the Board of Directors. Other factors that have been considered in the past have included, and may include in the future, the proposed nominee’s personal and professional background, demonstration of sound business judgment, field of expertise, commitment to attend meetings, integrity, and Kansas roots and other factors that were deemed in the best interests of the Company and our shareholders. We have not used third parties in our selection process. Although the controlling company has indicated its intent to exercise its power to select directors, in addition to the factors considered above, the controlling company may also consider candidates suggested by a shareholder of the Company that beneficially owns 5% or more of our voting stock. Any such suggestions by such a shareholder should be directed to the Secretary of the Company, 10950 Grandview Drive, Suite 600, Overland Park, Kansas 66210.

Communication with Directors

Because we are a “controlled company,” meaning over 50% of the voting power of our common stock is held by an individual, group or other company, and the controlling company has a representative on the Board of Directors, the Board of Directors has not established a written procedure providing for communications by our shareholders directly with the Board of Directors. Any director may be contacted by writing to him or her c/o Brooke Corporation, Attention: Secretary of the Company, 10950 Grandview Drive, Suite 600, Overland Park, Kansas 66210. Although our Secretary may screen frivolous or unlawful communications and commercial advertisements, subsequent to such screening, our Secretary will promptly forward all such correspondence to the indicated director(s) or the Chairman of the Board. Although the Chairman of the Board may decide to refer other correspondence to the other director(s), correspondence will be forwarded to the indicated director(s) if it pertains to matters relating to a breach or violation of our code of ethics or Whistle Blowing policy.

Compensation of Directors

Directors Robert D. Orr, Leland G. Orr, and Anita F. Larson serve as such without cash compensation and without other fixed remuneration except for compensation each receives as our employee. Directors Allen, Barnes and Hubbard are not employees of the Company or any of our subsidiaries and each receives $2,000 plus reasonable travel allowance for each Board meeting attended in person, and $500 for each Board meeting or Audit Committee meeting attended via teleconference or video conference. In addition, Directors Allen, Barnes and Hubbard have been granted options to purchase shares of our common stock. Messrs. Allen and Hubbard were each granted an option to purchase 24,000 shares of common stock (split-adjusted) on March 13, 2002 and Dr. Barnes was granted an option to purchase 24,000 shares of common stock (split-adjusted) on September 19, 2003.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 28, 2005 by (i) each person or group known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock; (ii) each nominee for director of the Company; (iii) each of our executive officers named in the Summary Compensation Table set forth herein under “Executive Compensation;” and (iv) all of our directors and executive officers as a group. Our common stock is the only voting security. None of the officers or directors owned non-voting securities of the Company as of February 28, 2005, or as of the date of this proxy statement. We are unaware of any shareholder who owns more than 10% of our non-voting securities. The number of shares reported as beneficially owned in the table is determined under rules of the Securities and Exchange Commission applicable to disclosure in this proxy statement and is not necessarily indicative of beneficial ownership for other purposes. Under these rules, beneficial ownership includes any shares as to which the individual has either sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after February 28, 2005, through the exercise of any stock option under our 2001 Compensatory Stock Option Plan. The columns entitled “Number of Shares with Sole Power” and “Number of Shares with Shared Power” report the number of shares beneficially owned with respect to which the individual has sole voting and/or investment power or shared voting and/or investment power, respectively.

Name and Address of Owner*	Total Number of Shares Beneficially Owned	Number of Shares with Sole Power	Number of Shares with Shared Power	Percentage of Class[1]
Robert D. Orr[2,3]	5,963,521	37,653	5,925,868	63%

Leland G. Orr[2,4,5]	1,204,706	14,400	1,190,306	12.71%

Anita F. Larson[5,6]	163,200	160,800	2,400	1.72%

Shawn T. Lowry[5,7]	284,400	14,400	270,000	3%

Michael S. Lowry[5,7]	284,400	14,400	270,000	3%

John L. Allen[5] 100 Main Street Cincinnati, Ohio 45202	14,400	14,400	0	0.15%

Joe Barnes[5,8] 108 East Third Street Smith Center, Kansas 66967	44,112	7,400	36,712	0.47%

Derrol D. Hubbard[5] 73-405 El Paseo, #32-D Palm Desert, California 92260	14,400	14,400	0	0.15%

All Executive Officers and Directors as a Group (11 persons)[5]	6,956,305	670,865	6,285,440	72.75%

Brooke Holdings, Inc. 210 W. State Street Phillipsburg, Kansas 67661	5,916,142	5,916,142	0	62.5%

*	—The address of the owner is 10950 Grandview Drive, Suite 600, Overland Park, Kansas 66210, unless otherwise noted.
[1]	All percentages herein represent the total number of shares shown as beneficially owned by the individual, group or entity as a percentage of (a) 9,466,238 shares of common stock issued and outstanding as of February 28, 2005, plus (b) any shares that the individual or group has the right to purchase within 60 days after such date pursuant to the exercise of a vested stock option.

[2]	As of February 28, 2005, Brooke Holdings, Inc., owned 5,916,142 shares of our common stock which represents 62.5% of the 9,466,238 shares of common stock then outstanding. Robert D. Orr and Leland G. Orr beneficially owned 65.91%, and 19.43%, respectively, of the shares of common stock of Brooke Holdings, Inc. as of that date.
[3]	Robert D. Orr indirectly beneficially owned all 5,916,142 shares of our common stock owned by Brooke Holdings, Inc. as of February 28, 2005 by virtue of his 65.91% ownership and voting power of the common stock of Brooke Holdings, Inc. as of such date.
[4]	Leland G. Orr indirectly beneficially owned 1,149,506 shares of our common stock as of February 28, 2005 through his 19.43% ownership of the common stock of Brooke Holdings, Inc. as of such date.
[5]	Includes shares that on February 28, 2005, or within 60 days thereafter, the specified person had the right to purchase pursuant to options granted in connection with our 2001 Compensatory Stock Option Plan, as follows: 14,400 shares for Ms. Larson and Messrs. Leland Orr, Michael Lowry, Allen and Hubbard; 4,800 shares for Mr. Shawn Lowry and Dr. Barnes; and 96,000 for all executive officers and directors as a group.
[6]	Ms. Larson’s shares include 2,400 shares owned by her husband. Ms. Larson disclaims beneficial ownership of these shares.
[7]	As of February 28, 2005, First Financial Group, L.C., a limited liability company, owned 270,000 shares of our common stock. Shawn Lowry and Michael Lowry are the sole co-members of First Financial Group, L.C., with 53.33% and 46.67% membership interests, respectively. Each of Shawn Lowry and Michael Lowry serves as a manager of First Financial, each has equal voting power in First Financial, and each of them is shown in the table as the beneficial owner of First Financial’s 270,000 shares.
[8]	Shares reported as beneficially owned by Dr. Barnes include 36,712 shares owned by his wife. Dr. Barnes disclaims beneficial ownership of these shares.

Options, Warrants, and Rights

Under the Brooke Corporation 2001 Compensatory Stock Option Plan, 90,000 shares of common stock were initially authorized and registered with the Securities and Exchange Commission. Pursuant to the anti-dilution provisions of the 2001 Plan, the number of authorized shares has increased to 1,080,000 in connection with our six-for-one common stock dividend in 2003 and our two-for-one common stock dividend in 2004.

On March 13, 2002, Robert D. Orr, Leland G. Orr, Anita F. Larson, Shawn T. Lowry, Michael S. Lowry, John L. Allen and Derrol D. Hubbard were each granted options to purchase 24,000 (split adjusted) shares of our common stock under the 2001 Plan. In September 2002, Robert Orr remitted to us the options that had been granted to him. The price of each option share on a split-adjusted basis is $2.09 per share for Anita Larson, Shawn Lowry, Michael Lowry, John Allen and Derrol Hubbard. The price of each option share for Leland Orr is $2.29 per share on a split-adjusted basis. On September 19, 2003, Joe Barnes was granted an option to purchase 24,000 shares of the Company’s common stock at a price of $4.36 per share on a split-adjusted basis. The options for each individual carry a term of five years and vest in equal annual increments over the five-year period.

Equity Compensation Plan

The 2001 Compensatory Stock Option Plan was approved by our shareholders on February 27, 2001 and, on February 26, 2002, we filed a Form S-8 with the SEC to register the 90,000 shares of our common stock initially authorized for issuance under the Plan.

Pursuant to the anti-dilution provisions of our 2001 Compensatory Stock Option Plan, the number of shares of our common stock authorized for issuance under the 2001 Plan increased to 1,080,000 as a result of common stock dividends in 2003 and 2004, and we adjusted all outstanding options and associated exercise prices in connection with such common stock dividends.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	562,550	$3.07	414,620
Equity compensation plans not approved by security holders	—	—	—

Total	562,550	$3.07	414,620

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation received for the fiscal years ended December 31, 2004, 2003, and 2002 for services rendered to us in all capacities by the individual who served as our Chief Executive Officer at the end of the 2004 fiscal year and our four other most highly compensated executives of during the fiscal year ended December 31, 2004.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)[1]	Restricted Stock Awards ($)	Securities Underlying Options (#)	All Other Compensation ($)
Robert D. Orr	2004	186,923	150,000	12,100	—	—	—
Chairman of the Board and Chief Executive Officer	2003 2002	180,577 135,000	— —	8,600 7,900	— —	— —	— —

Leland G. Orr	2004	129,615	37,500	4,032	—	—	—
Chief Financial Officer, Treasurer and Assistant Secretary[2]	2003 2002	120,384 98,124	— —	3,412 2,925	— —	— 24,000	— —

Anita F. Larson	2004	118,846	38,000	6,884	—	—	—
President and Chief Operating Officer[3]	2003 2002	96,442 85,000	9,000 —	3,881 12,376	— —	— 24,000	— —

Shawn T. Lowry	2004	129,231	60,000	3,098	—	—	—
President, Brooke Franchise Corporation[4]	2003 2002	98,750 90,000	25,000 13,500	1,839 4,243	— —	— 24,000	— —

Michael S. Lowry	2004	128,846	42,500	160	—	—	—
President, Brooke Credit Corporation[4]	2003 2002	81,731 59,000	40,000 35,000	103 360	— —	— 24,000	— —

[1]	Other annual compensation includes compensation attributable to the use of a vehicle for personal and commuting use.
[2]	Leland Orr was President, Chief Financial Officer, Treasurer and Assistant Secretary until January 27, 2005, on which date he was elected Chief Financial Officer, Treasurer and Assistant Secretary.
[3]	Ms. Larson was Vice President, General Counsel and Secretary during 2004 and until January 27, 2005, on which date she was elected President and Chief Operating Officer.

[4]	Shawn Lowry received his 2003 and 2004 bonus compensation from Brooke Franchise Corporation, the franchise subsidiary of the Company. Michael Lowry received his 2002, 2003 and 2004 bonus compensation from Brooke Credit Corporation, the finance subsidiary of the Company.

Grants of Stock Options and/or Stock Appreciation Rights

There were no stock options or stock appreciation rights granted to the named executive officers and directors during the fiscal year ended December 31, 2004.

Aggregate Option Exercises and Fiscal Year-End Option Value Table

The following table sets forth information concerning the exercise during the fiscal year ended December 31, 2004 of stock options granted to the named executive officers and the value of unexercised options as of such date for the named executive officers. The value of unexercised at fiscal year end is calculated by determining the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise price of the options multiplied by the number of shares underlying such option.

Aggregated Option Exercises in Last Fiscal Year

And Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-end (#)		Value of Unexercised In- the-money Options at Fiscal Year-end ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert D. Orr	—	—	—	—	—	—

Leland G. Orr	—	—	9,600	14,400	$208,416	$312,624

Anita F. Larson	—	—	9,600	14,400	$210,336	$315,504

Shawn T. Lowry	—	—	9,600	14,400	$210,336	$315,504

Michael S. Lowry	—	—	9,600	14,400	$210,336	$315,504

Employment Agreements with Executive Officers

On March 1, 2005, Robert D. Orr and Leland G. Orr each entered into an Executive Employment Agreement with us. On March 4, 2005, Anita F. Larson entered into an Executive Employment Agreement with us. On February 23, 2005, Shawn T. Lowry entered into an Executive Employment Agreement with Brooke Franchise Corporation. On March 3, 2005, Michael S. Lowry entered into an Executive Employment Agreement with Brooke Credit Corporation. Under the Executive Employment Agreements, Robert D. Orr receives an annual base salary of $180,000 and the other named executive officers receive an annual base salary of $130,000. The Executive Officer Agreements establish an at-will employment relationship and the Executive Employment Agreements terminate simultaneously with employment. Each of the Executive Employment Agreements of the named executive officers also provides for a base salary at an annual rate to be reviewed periodically by the employer for adjustment, provides that the employee is eligible to participate in any short-term or long-term bonus or incentive compensation programs designated by the employer, provides for other benefits specified in the applicable employer’s personnel policies, provides for protection of confidential information, contains a two-year post-termination covenant by the employee not to solicit customers, franchise agents or lenders of the employer or its affiliates, contains a two-year post-termination covenant by the employee not to solicit or hire employees, franchise agents, or producers of the employer or its affiliates, contains a covenant by the employee not to plan, organize, fund or operate any business activity competitive with any of the lines of business of the employer or its affiliates during the period of employment, contains a post-termination covenant not to compete against the employer or its affiliates in the United States in any lines of business in which the employer and its affiliates is engaged on the date of termination, and provides for mediation and arbitration of any disputes arising in connection with the Agreement, the employment relationship, or the termination of employment.

Compensation Committee Interlocks and Insider Participation

John L. Allen and Derrol D. Hubbard serve on the Compensation Committee of our Board of Directors. Neither of them are or have been officers or employees of the Company or any of its subsidiaries, or had any relationships requiring disclosure in the proxy statement.

Compensation Committee Report

The Company’s program regarding compensation of its executive officers differs from that of most public corporations’ programs. As described above in this proxy statement, the AMEX Corporate Governance Requirements exempt a controlled company like Brooke Corporation from the requirements that compensation of the chief executive officer and other executive officers be determined or recommended either by a compensation committee comprised of independent directors or by a majority of the independent directors. The charter of the Compensation Committee and the Bylaws of the Company provide that a duly authorized representative of the controlling company will determine compensation of officers, including the Chief Executive Officer. The Compensation Committee does not have the duty or right to determine compensation of directors and officers. It is informed of any executive compensation change no later than the next meeting of the Compensation Committee immediately after the change is made.

Robert D. Orr, the authorized representative of controlling company Brooke Holdings, Inc. and our Chairman and Chief Executive Officer, determined the compensation of all executive officers for 2004. In 2004, Robert D. Orr was paid annual base salary of $186,923, an amount slightly in excess of the $180,577 in annual base salary that he was paid in 2003. He was also paid discretionary bonuses totaling $150,000 in 2004 after receiving no bonus compensation during the prior year.

The Compensation Committee is responsible for the administration of the Company’s 2001 Compensatory Stock Option Plan and exercises discretion with respect to the award of stock options under the Plan. The Committee awarded no stock options during 2004 to the Chief Executive Officer, to any of the other named executive officers or to any of the directors.

It has been the Company’s policy and practice that all compensation paid to its executive officers be deductible under Internal Revenue Code Section 162(m).

Compensation Committee

John L. Allen

Derrol D. Hubbard

Performance Graph

The graph below sets forth for the period beginning November 14, 2002, and ending December 31, 2004, on a quarterly basis, the cumulative total shareholder return to our shareholders, as well as the cumulative total return of the American Stock Exchange Stock Market (U.S.), and the cumulative total return of a peer group of issuers selected by us in good faith. The peer group consists of DCAP Group, Inc., U.S.I. Holdings, Inc., Brown & Brown, Inc., Hilb Rogal & Hobbs Company and Hub International Limited, insurance brokers and other distributors of insurance products and services. The performance graph assumes that $100 was invested at the market close on November 14, 2002 for the Company and on October 31, 2002 for the AMEX and peer group indices, and that dividends were reinvested. The data for the graph was furnished by Research Data Group, Inc. We first obtained a listing of our common stock in November 2002 on the OTC Bulletin Board and such stock was first listed on AMEX in May 2003.

	Cumulative Total Return
	11/02	12/02	3/03	6/03	9/03	12/03	3/04	6/04	9/04	12/04
BROOKE CORPORATION	100.00	43.33	110.67	167.84	174.91	210.27	409.41	755.12	823.71	1,037.48
AMEX MARKET VALUE (US)	100.00	101.02	98.52	118.95	128.29	143.55	155.89	153.19	154.58	176.48
PEER GROUP	100.00	101.30	91.98	99.35	95.65	99.15	116.29	122.77	123.21	117.78

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In May 2000, Robert D. Orr, CEO of Brooke Corporation, Leland G. Orr, CFO of Brooke Corporation, Michael S. Hess, President of Brooke Brokerage Corporation and CJD & Associates, L.L.C., and Shawn T. Lowry, President of Brooke Franchise Corporation, each personally guaranteed repayment of a Brooke Credit Corporation loan to Austin Agency, Inc., Brownsville, Texas, and each received 6.25% of the outstanding stock of Austin Agency, Inc. as consideration. During 2004, we had no loss exposure related to this loan because the entire loan balance had previously been sold to unaffiliated lenders without recourse. During the fourth quarter of 2004, Messrs. Orr, Orr, Hess and Lowry were released from their guarantees and surrendered ownership of their Austin Agency stock.

Robert D. Orr and Leland G. Orr own 100% of the voting stock of GI Agency, Inc. Although GI Agency was a franchise agent for the Company in previous years, it is not currently a franchise agent and its business operations do not include insurance sales. Brooke Credit Corporation made loans to GI Agency upon the same general terms as loans made to franchise agencies. At September 30, 2004, our total loss exposure on these loans was $133,366 as $2,182,847 of the $2,316,213 outstanding principal loan balances had been sold to unaffiliated lenders without recourse. During the fourth quarter of 2004, GI Agency repaid its loans in full and, as of December 31, 2004, Brooke Credit Corporation had no loans outstanding to GI Agency.

Robert D. Orr and Leland G. Orr own a controlling interest in Brooke Holdings, Inc. which owned 62.5% of the Company’s common stock at February 28, 2005.

Shawn T. Lowry and Michael S. Lowry, President of Brooke Credit Corporation, are the co-members of First Financial Group, L.C. In June 2001, First Financial Group, L.C., guaranteed 65% of a Brooke Credit Corporation loan to Palmer, L.L.C. of Baxter Springs, Kansas, and received a 15% profit interest in Palmer, L.L.C. as consideration. The loan was originated on June 1, 2001 and is scheduled to mature on September 1, 2011. As of December 31, 2004, the entire loan principal balance of $603,000 was sold to unaffiliated lenders. Our exposure to loss on this loan totals $324,000, which is the recourse obligation of Brooke Credit Corporation on a loan participation balance.

Kyle L. Garst, Senior Vice President of Brooke Franchise Corporation, is the sole manager and sole member of American Financial Group, LLC. In October 2001, First Financial Group, L.C. and American Financial Group, LLC each guaranteed 50% of a Brooke Credit Corporation loan to The Wallace Agency, L.L.C. of Wanette, Oklahoma, and each received a 7.5% profit interest in The Wallace Agency. The loan was originated on October 15, 2001 and is scheduled to mature on January 1, 2014. At December 31, 2004, the entire loan principal balance of $369,000 had been sold to unaffiliated lenders. Our exposure to loss on this loan is limited to the recourse obligation of Brooke Credit Corporation on $254,000 of the loan participation balances.

Anita F. Larson, President and Chief Operating Officer of Brooke Corporation, is married to John Arensberg, a partner in Arensberg Insurance of Overland Park, Kansas. Arensberg Insurance is a franchisee of Brooke Franchise Corporation pursuant to a standard form franchise agreement, and utilizes the administrative and processing services of Brooke Franchise Corporation’s service center employees pursuant to a standard form service center agreement. Brooke Franchise Corporation receives in excess of $60,000 in fees from the franchisee in connection with each of these agreements. Prior to 2004, Brooke Credit Corporation made two loans to Arensberg Insurance upon substantially the same terms and conditions as loans were made to other franchise agents. At January 1, 2004, the two loans had total principal balances of $634,022, of which $583,892 had been sold to unaffiliated lenders. Our exposure to loss at that time was $218,812, which included recourse obligations on $168,682 of loan participations and principal retained balances of $50,130. During the fourth quarter of 2004, the loans were paid in full by Arensberg Insurance and, as of December 31, 2004, there were no outstanding loan balances.

Anita Lowry is the sister of Robert D. Orr and Leland G. Orr and the mother of Shawn T. Lowry and Michael S. Lowry and is married to Don Lowry. Don and Anita Lowry are shareholders of American Heritage Agency, Inc. of Hays, Kansas. The Company and American Heritage Agency, Inc. entered into a franchise agreement in February 1999 pursuant to which American Heritage Agency, Inc. participates in the Company’s franchise program. As of December 31, 2004, Brooke Credit Corporation had two loans outstanding to American Heritage Agency with total principal balances of $660,000, of which $547,000 were sold to unaffiliated lenders. Such loans were made on substantially the same terms and conditions as provided to other franchisees and are scheduled to mature on June 15, 2016. The Company’s exposure to loss equals the retained principal balances of $113,000.

Pursuant to an announced personal financial planning process, in July 2004, Robert D. Orr transferred Brooke Corporation stock into Brooke Holdings, Inc. and, in September 2004, Brooke Holdings, Inc. transferred Brooke Corporation stock to a Brooke Holdings, Inc. minority shareholder. Under Section 16(b) of the Securities

Exchange Act of 1934, as amended, these transfers by Brooke Holdings, Inc. are considered to be “purchases” and “sales” and the resulting short-swing profit of $196,000 was paid by Brooke Holdings, Inc. to us in the fourth quarter of 2004.

Our employee handbook and our Conflicts of Interest policy contain conflict of interest guidelines which are applicable to our management, employees and directors. Among other things, the purpose of the guidelines is to prevent employees and directors in a position to influence a decision regarding the Company to use such influence for personal gain.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities (“10% shareholders”) to file with the Securities and Exchange Commission reports of beneficial ownership and changes in ownership of equity securities of the Company and to furnish us with copies of all Section 16(a) forms they file with the Securities and Exchange Commission. Based solely on its review of the copies of such forms prepared or received by us for our fiscal year ended December 31, 2004, to the best of our knowledge, all required reports were filed on time and transactions by our officers, directors and 10% shareholder were reported in a timely manner, except that one Form 4, Statement of Changes in Beneficial Ownership, for officer Michael S. Hess reporting one transaction was filed one day late, one Form 4 for shareholder Brooke Holdings, Inc., reporting one transaction was filed late, and two forms for director Joe L. Barnes were filed late, including an amended Form 3, Initial Statement of Beneficial Ownership, that reported shares of stock owned by his spouse that had not been reported in the Form 3 originally filed in 2003 and a Form 4 reporting the grant of a stock option that had occurred in 2003.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Board has appointed Summers, Spencer & Callison, CPAs, Chartered to serve as our independent auditor for the fiscal year ending December 31, 2005. Summers, Spencer & Callison, CPAs, Chartered has served as our independent auditor since 1997. Our shareholders are being asked to ratify this appointment at the Meeting.

Representatives of Summers, Spencer & Callison, CPAs, Chartered (“SS&C”) will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

Although it is not required to do so, the Board is submitting its appointment of our independent auditor for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such appointment. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the appointment of Summers, Spencer & Callison, CPAs, Chartered as our independent auditor for the fiscal year ending December 31, 2005. Whether the proposal is approved or defeated, the Board may reconsider its appointment.

Fees of Independent Auditor

The following is a summary of the fees billed by Summers, Spencer & Callison, CPAs, Chartered, our independent auditors, and paid by us for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003.

Services Category	Fiscal 2004 Services	Fiscal 2003 Services
Audit Fees(1)	$256,802	$158,948
Audit-Related Fees(2)	$15,957	$13,998
Tax Fees(3)	$8,511	$15,084
All Other Fees(4)	$14,013	$30,250

Total Services	$295,283	$218,280

(1)	Audit fees consist of aggregate fees billed and paid in 2004 and 2003 for professional services rendered for (a) the audit of our annual financial statements for the fiscal years ended December 31, 2003 and December 31, 2002, (b) the review of the interim financial statements included in quarterly reports for quarters ended during the fiscal years ended December 31, 2004 and December 31, 2003, or (c) services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. For fiscal year 2004, fees include fees for the audits of our wholly owned subsidiaries Brooke Franchise Corporation, Brooke Credit Corporation and CJD & Associates, L.L.C.
(2)	Audit-Related Fees consist of aggregate fees billed and paid for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These fees for 2003 related to agreed upon procedures for a securitization offering and a comfort letter for Company-issued debentures. Fees for 2004 related to agreed upon procedures for a securitization offering.
(3)	Tax Fees consist of fees billed and paid for tax return preparation services.
(4)	All Other Fees consist of aggregate fees billed and paid for products and services provided by Summers, Spencer and Callison, other than those disclosed above. Fees for 2003 related to the audits of our wholly-owned subsidiaries, Brooke Franchise Corporation, Brooke Credit Corporation and CJD & Associates, L.L.C. For 2004, these fees were for consulting on a depreciation conversion and internal controls.

The Audit Committee has considered whether the provision of non-audit services by SS&C is compatible with maintaining auditor independence and had determined that it is.

Pre-approval of Policies and Procedures

The Audit Committee’s charter provides for the Committee to pre-approve work to be performed by SS&C. The Audit Committee must pre-approve all audit and permitted non-audit services to be performed by our independent auditors. All 2004 services performed by SS&C were pre-approved by the Audit Committee.

The affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the Meeting is required to approve Proposal Two.

THE BOARD RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSAL TWO

SOLICITATION OF PROXIES

This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this proxy statement and the enclosed form of Proxy and

Notice of Special Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this proxy statement, has been or will be borne by us. We will reimburse banks and brokers who hold the common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold common stock. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or selected securities dealers. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

ANNUAL REPORT

We have mailed with this proxy solicitation material our Annual Report to Shareholders for the fiscal year ended December 31, 2004.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Shareholders are entitled to present proposals for action at meetings of shareholders if they comply with the requirements of the proxy rules of the Securities Exchange Commission, Kansas law and our charter and bylaws. In connection with this year’s Meeting, no shareholder proposals were presented. Any proposals intended to be presented at the Company’s Annual Meeting of Shareholders to be held in the year 2006 must be received at our offices on or before December 9, 2005, in order to be considered for inclusion in our proxy statement and form of proxy relating to such meeting.

The accompanying proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Meeting. If a shareholder intends to submit a proposal at our 2006 Annual Meeting Shareholders, which proposal is not intended to be included in our proxy statement and form of proxy relating to such meeting, the shareholder’s notice of the proposal must be received by us by February 22, 2006. If a shareholder fails to submit the proposal by such date, we will not be required to provide any information about the nature of the proposal in our proxy statement, and the proxy for the 2006 Annual Meeting of Shareholders may confer discretionary authority to vote on such proposal.

Proposals should be sent to the Secretary of the Company at 10950 Grandview Drive, Suite 600, Overland Park, KS 66210.

OTHER MATTERS

The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Annual Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

VOTING TRUSTEES AND THEIR NOMINEES

Please advise us whether other persons are the beneficial owners of common stock for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the common stock.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN

THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP COMMUNICATIONS. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

By Order of the Board of Directors

James H. Ingraham

Secretary

Overland Park, Kansas

April 8, 2005

BROOKE CORPORATION

10950 Grandview Drive, Suite 600

Overland Park, Kansas 66210

(913) 661-0123

ANNUAL MEETING DATE: APRIL 28, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) of Brooke Corporation (the “Company”), a Kansas corporation, whose signature(s) appear on the reverse side hereby constitute(s) and appoint(s) Robert D. Orr and Anita F. Larson, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated on the reverse side, according to the number of shares of the Company’s $.01 par value common stock held of record by the undersigned at the close of business on March 30, 2005, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at the Doubletree Hotel Overland Park – Corporate Woods, 10100 College Boulevard, Overland Park, Kansas, on Thursday, April 28, 2005, at 10:00 a.m. local time (CDT), and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

BROOKE CORPORATION

APRIL 28, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach long the perforated line and mail in the enclosed envelope provided. ¯
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY	☐ FOR ALL EXCEPT
	FOR ALL NOMINEES	(See instructions below)

NOMINEES: O ROBERT D. ORR   O LELAND G. ORR   O ANITA F. LARSON   O JOHN L. ALLEN   O JOE L. BARNES   O DERROL D. HUBBARD

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for which you wish to withhold authority, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the appointment of Summers, Spencer & Callison, CPAs, Chartered as the Company’s independent auditor for the fiscal year ending December 31, 2005.	☐	☐	☐

In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders for the Meeting and the Proxy Statement furnished therewith.

TO SAVE THE COMPANY ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING ☐

[Space for NAME and ADDRESS]

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that the changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder:                                  Date:              Signature of Shareholder                                  Date:

NOTE: Please sign exactly as your name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving title as such. If signer is a partnership, please sign in partnership name by authorized person.